Exhibit 10.26

First Amendment to Credit Agreement

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of April 10, 2007, is entered into among CHAPARRAL STEEL COMPANY, a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent.

BACKGROUND

THE BORROWER, THE LENDERS, AND THE ADMINISTRATIVE AGENT HERETOFORE ENTERED INTO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 16, 2005 (THE “CREDIT AGREEMENT”; THE TERMS DEFINED IN THE CREDIT AGREEMENT AND NOT OTHERWISE DEFINED HEREIN SHALL BE USED HEREIN AS DEFINED IN THE CREDIT AGREEMENT).

THE BORROWER HAS REQUESTED CERTAIN AMENDMENTS TO THE CREDIT AGREEMENT.

THE BORROWER, THE LENDERS, THE ADMINISTRATIVE AGENT AGREE TO MAKE SUCH AMENDMENTS TO THE CREDIT AGREEMENT, SUBJECT TO THE TERMS AND CONDITIONS PROVIDED HEREIN.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

AMENDMENTS TO THE CREDIT AGREEMENT.

The defined term “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit Sublimit” means an amount equal to $37,500,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitment.

The parties hereto agree that the Aggregate Commitment shall be reduced to $75,000,000, and the Commitment of each Lender shall be in the amount set forth in revised Schedule 2.01 attached to this First Amendment.

REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

no event has occurred and is continuing which constitutes a Default or an Event of Default;

(i) the Borrower has full corporate power and authority to execute and deliver this First Amendment, and (ii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding respective obligations of the Borrower and each Restricted Subsidiary, as applicable, enforceable against the Borrower, in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

the execution, delivery and performance by the Borrower of this First Amendment and the Credit Agreement, as amended hereby, as applicable, do not and will not conflict with, result in a breach of or constitute a default under an Organization Document of the Borrower, or under any indenture, agreement or other instrument, to which the Borrower is a party or by which its property may be bound; and

no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Borrower’s Board of Directors), is required for the (i) execution, delivery or performance by the Borrower of this First Amendment, or (ii) acknowledgement of this First Amendment by any Guarantor.

CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective as of April 10, 2007, subject to the following:

the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct; and

the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents and certificates as the Administrative Agent shall require.

GUARANTOR’S ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

REFERENCE TO THE CREDIT AGREEMENT.

Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without regard to the principles of conflict of laws) and the laws of the United States of America, and shall be binding upon all parties hereto and their respective successors and assigns.

HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

CHAPARRAL STEEL COMPANY

By:
Cary D. Baetz
Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

UBS SECURITIES LLC, as Syndication Agent

By:
Name:
Title:

By:
Name:
Title:

UBS LOAN FINANCE, as a Lender

By:
Name:
Title:

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

SUNTRUST BANK, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

COMERICA BANK, as a Lender

By:
Name:
Title:

CHAPARRAL STEEL INVESTMENTS, INC. CHAPARRAL (VIRGINIA) INC.

By:
Name:
Title:

AMERICAN MATERIALS TRANSPORT, INC.

By:
Name:
Title:

CHAPARRAL STEEL HOLDINGS, LLC CHAPARRAL STEEL TRUST

By:
Name:
Title:

CHAPARRAL STEEL TEXAS, LLC

By:
Name:
Title:

CHAPARRAL STEEL MIDLOTHIAN, LP

By:
Name:
Title:

CHAPARRAL STAR RECYCLING LP

By:	Chaparral Steel Texas, LLC, its general partner

By:
Name:
Title:

1201/5400 ELM CORPORATION

By:
Name:
Title:

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$15,000,000	20.000000000%
UBS Loan Finance	$13,125,000	17.500000000%
General Electric Capital Corporation	$13,125,000	17.500000000%
Wells Fargo Bank, National Association	$13,125,000	17.500000000%
SunTrust Bank	$13,125,000	17.500000000%
Comerica Bank	$7,500,000	10.000000000%
Total	$75,000,000	100.000000000%